SUBSEQUENT EVENT	12 Months Ended
Dec. 31, 2021
SUBSEQUENT EVENT
SUBSEQUENT EVENT

22.           SUBSEQUENT EVENT

Acquisition of Great Bear Resources

On December 8, 2021, Kinross announced that it had entered into a definitive agreement (“Agreement”) to acquire Great Bear Resources Ltd. (“Great Bear”), which includes the Dixie project located in the Red Lake mining district in Ontario, Canada.

Under the terms of the Agreement, Kinross has agreed to an upfront payment of approximately $1.4 billion (C$1.8 billion), representing C$29.00 per Great Bear common share on a fully-diluted basis. The upfront payment will be payable at the election of Great Bear shareholders in cash and Kinross common shares, subject to a pro-ration to a maximum cash consideration of approximately $1.1 billion (C$1.4 billion) and a maximum of approximately 80.7 million Kinross common shares. The Agreement also includes a payment of contingent consideration in the form of contingent value rights that may be exchanged for 0.1330 of a Kinross common share per Great Bear common share. The contingent consideration will be payable in connection with Kinross’ public announcement of commercial production at the Dixie project, provided that a cumulative total of at least 8.5 million gold ounces of mineral reserves and measured and indicated mineral resources are disclosed.

The acquisition was approved by shareholder vote on February 14, 2022 and is expected to close during the first quarter of 2022.